UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2019 (November 28, 2018)

CVS HEALTH CORPORATION
(Exact Name of Registrant
as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-01011		05-0494040
(Commission File Number)		(IRS Employer Identification No.)

One CVS Drive
Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (401) 765-1500

Former name or former address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “8-K/A”) amends the Current Report on Form 8-K filed by CVS Health Corporation (“CVS Health”) on November 28, 2018 in order to include the historical financial statements of Aetna Inc. and its subsidiaries (“Aetna”) and the pro forma financial information required by Item 9.01 of Form 8-K.  The pro forma financial information included in this 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that CVS Health and Aetna would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after CVS Health's acquisition of Aetna.  Except as described above, all other information in CVS Health’s Current Report on Form 8-K filed on November 28, 2018 remains unchanged.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The historical audited consolidated financial statements and financial statement schedule of Aetna at December 31, 2017 and 2016 and for each of the years in the three-year period ended December 31, 2017, and related notes thereto and the related report of KPMG LLP, Aetna’s independent registered public accounting firm and management’s report on internal control over financial reporting at December 31, 2017, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of Aetna at and for the three and nine months ended September 30, 2018 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of CVS Health and Aetna as of and for the year ended December 31, 2017 and the nine months ended September 30, 2018 are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG, independent registered public accounting firm to Aetna Inc.

99.1
The historical audited consolidated financial statements and financial statement schedule of Aetna Inc. at December 31, 2017 and 2016 and for each of the years in the three-year period ended December 31, 2017, the related notes thereto and the related report of KPMG LLP, Aetna Inc.’s independent registered public accounting firm and management’s report on internal control over financial reporting at December 31, 2017, incorporated herein by reference to Exhibit 99.1 to CVS Health Corporation’s Form 8-K filed on February 28, 2018.

99.2	The historical unaudited condensed consolidated financial statements of Aetna Inc. at and for the three and nine months ended September 30, 2018.

99.3	Unaudited pro forma condensed combined financial statements of CVS Health Corporation and Aetna Inc. as of and for the year ended December 31, 2017 and the nine months ended September 30, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: February 4, 2019	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh
Senior Vice President, Corporate Secretary and Assistant General Counsel